Supplement, dated July 19, 2007,
                   to the Statement of Additional Information,
                               dated May 1, 2007,
                                       for
                            Seligman Portfolios, Inc.

The Statement of Additional Information, dated May 1, 2007, of Seligman Portfolios, Inc. (the "Fund") is hereby supplemented as follows:

On July 18, 2007, Deloitte & Touche LLP ("Deloitte") was appointed as the Fund's independent registered public accounting firm for the 2007 fiscal year by the Fund's Audit Committee, and on July 19, 2007 the selection of Deloitte as the Fund's independent registered public accounting firm for the 2007 fiscal year was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended. The appointment of Deloitte did not reflect any disagreement with the Fund's predecessor independent registered public accounting firm (the "predecessor firm"). The predecessor firm's reports on the Fund's financial statements for the years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, there were no disagreements between the Fund and the predecessor firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.